Summary Prospectus dated February 1, 2010

Eaton Vance-Atlanta Capital Focused Growth Fund Class /Ticker A/EAALX I/EILGX

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated February 1, 2010, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus, Statement of Additional Information, and other information about the Fund, go to http://funddocuments.eatonvance.com, email a request to contact@eatonvance.com, call 1-800-262-1122, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund. Unless otherwise noted, page number references refer to the current Prospectus for this Fund.

Investment Objective

The Fund’s investment objective is to seek long-term capital growth. The Fund currently invests its assets in Focussed Growth Portfolio, a separate reegistered investment company with the same objective and policeis as the Fund.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 14 of the Fund’s Prospectus and page 23 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I

Maximum Sales Charge (Load) (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)(1)	Class A	Class I

Management Fees	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	n/a
Other Expenses	0.85%	0.85%
Total Annual Fund Operating Expenses	1.75%	1.50%
Expense Reimbursement(2)	(0.50)%	(0.50)%
Net Annual Fund Operating Expenses	1.25%	1.00%

(1)	Expenses in the table above and the Example below reflect the expenses of the Fund and the Portfolio.
(2)	The administrator and sub-adviser have agreed to reimburse the Fund’s expenses to the extent Total Annual Fund Operating Expenses exceed 1.25% for Class A and 1.00% for Class I. This expense reimbursement will continue through January 31, 2011. Thereafter, the expense reimbursement may be changed or terminated at any time. The expense reimbursement relates to ordinary operating expenses only and amounts reimbursed may be subject to recoupment.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A shares	$695	$1,048	$1,425	$2,480	$695	$1,048	$1,425	$2,480
Class I shares	$102	$ 425	$ 771	$1,748	$102	$ 425	$ 771	$1,748

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.

Principal Investment Strategies

Eaton Vance-Atlanta Capital Focused Growth Fund normally invests in the common stocks of approximately 20 to 35 companies. Under normal circumstances, the Fund invests primarily in large company stocks which are companies having market capitalizations that rank among the top 1,000 U.S. companies. The Fund’s investment objective may not be changed without shareholder approval.

The Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the over-the-counter market (including depositary receipts which evidence ownership in underlying foreign stocks). The Fund may also lend its securities.

In selecting securities, the investment adviser seeks quality growth companies with a demonstrated record of consistent earnings growth. A company’s financial quality is determined by analysis of its financial statements and the use of “financial quality ratings” provided by nationally recognized rating services or as determined by the investment adviser when the company is not rated or when the investment adviser believes the assigned financial quality rating is not an accurate reflection of the company’s quality. Quality companies are generally “seasoned”, meaning they have five or more years of operations. The investment adviser emphasizes quality large growth companies whose stocks are considered to trade at attractive valuations relative to their long-term growth rates. Sustainable earnings growth is determined by rigorous fundamental analysis of a company’s financial trends, products and services, industry conditions and other factors. The portfolio managers may utilize recommendations provided by the investment adviser’s research staff to make buy and sell decisions. The investment adviser may sell a security when its fundamentals deteriorate or when its valuation is no longer attractive relative to its long-term growth rate.

Principal Risks

Equity Investing Risk. The Fund’s shares are sensitive to stock market volatility and the stocks in which the Fund invests may be more volatile than the stock market as a whole. The prices of stocks held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. If the stock market declines, the value of Fund shares will also likely decline and although stock values can rebound, there is no assurance that values will return to previous levels. Depositary receipts are subject to many of the risks associated with investing in foreign securities including political and economic risks.

Issuer Diversification Risk. The Fund is “non-diversified” which means it may invest a greater percentage of its assets in the securities of a single issuer than funds that are “diversified.” Non-diversified funds face the risk of focusing investments in a small number of issuers, including being more susceptible to risks affecting such issuers than a more diversified fund might be.

Securities Lending Risk. Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of Fund shares may fall and there may be a delay in recovering the loaned securities. The value of Fund shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the investment adviser is unable to reinvest cash collateral at rates which exceed the costs involved.

Risks Associated with Active Management. The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks. The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the Fund’s Annual Fund Operating Expenses as a percentage of Fund average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person. You may lose money by investing in the Fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of two broad-based securities market indices. The returns in the bar chart are for Class I shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is no guarantee of future results. The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.eatonvance.com.

During the period from December 31, 2002 through December 31, 2009, the highest quarterly total return for Class I was 17.26% for the quarter ended June 30, 2009, and the lowest quarterly return was –23.90% for the quarter ended December 31, 2008.

Average Annual Total Return as of December 31, 2009	One Year	Five Years	Life of Fund

Class A Return Before Taxes	25.39%	–0.06%	0.71%
Class I Return Before Taxes	33.57%	1.37%	1.70%
Class I Return After Taxes on Distributions	33.42%	0.58%	1.15%
Class I Return After Taxes on Distributions and the Sale of Class I Shares	22.02%	1.17%	1.45%
Russell 1000 Growth Index (reflects no deducdtion for fees, expenses or taxes)	37.21%	1.63%	2.47%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	2.46%

These returns reflect the maximum sales charge for Class A (5.75%). The Class A performance shown above for periods prior to November 28, 2003 is the performance of Class I, adjusted for the sales charge that applies to Class A shares (but not adjusted for any other differences in expenses of the two classes). Class A and Class I commenced operations on November 28, 2003 and April 30, 2002, respectively. Life of Fund returns are calculated from April 30, 2002. Prior to November 16, 2009, the Fund was known as Eaton Vance-Atlanta Capital Large-Cap Fund and was managed as a "diversified" investment company which invested at least 80% of its net assets in common stocks of companies with large market capitalizations. The Russell 1000 Growth Index is a market-capitalization weighted unmanaged index of large-cap stocks. The S&P 500 Index is a broad-based unmanaged index of stocks commonly used as a measure of U.S. stock market performance. Investors cannot invest directly in an index. The Fund’s primary benchmark has been changed to the Russell 1000 Growth Index because it was deemed by the portfolio managers to be a more appropriate primary benchmark for the Fund. (Source for the S&P 500 Index and Russell 1000 Growth Index: Lipper, Inc.)

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser. Boston Management and Research ("BMR").

Investment Sub-Adviser. Atlanta Capital Management Company, LLC (“Atlanta Capital”)

Portfolio Managers.

Richard B. England, Managing Director - Equities of Atlanta Capital, has managed the Portfolio since 2008.

Paul J. Marshall, Vice President of Atlanta Capital, has managed the Portfolio since 2003.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from the Fund either by writing to Eaton Vance Funds, P.O. Box 9653, Providence, RI 02940-9653, or by calling 1-800-262-1122. The minimum initial purchase or exchange into the Fund is $1,000 for Class A and $250,000 for Class I (waived in certain circumstances). There is no minimum for subsequent investments.

Tax Information

The Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank) (collectively, "financial intermediaries"), the Fund, its principal underwriter and its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

4265-2/10	ACMFGSP	© 2010 Eaton Vance Management